    As filed with the Securities and Exchange Commission on February 18, 1999
                        File Nos. 333-59185 and 811-08873


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|
                         Pre-Effective Amendment No. | |

                       Post-Effective Amendment No. 2 |X|


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

                               Amendment No. 3 |X|


                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
               (Exact Name of Registrant as Specified in Charter)


        2000 N. CLASSEN BOULEVARD
      OKLAHOMA CITY, OKLAHOMA 73106
(Address of Principal Executive Offices)       Registrant's Telephone Number:  (405) 523-2000

          Stephen P. Garrett                                      Copy to:
         Senior Vice President
      Law and Government Affairs                           Connie S. Stamets, Esq.
  American Fidelity Assurance Company                           McAfee & Taft
       2000 N. Classen Boulevard                         A Professional Corporation
     Oklahoma City, Oklahoma 73106                    10th Floor, Two Leadership Square
(Name and Address of Agent for Service)                 Oklahoma City, Oklahoma 73102


Approximate Date of Proposed Public Offering:        As soon as practicable after effectiveness of
                                                     the Registration Statement


It is proposed that this filing will become effective (check appropriate box)

         | |  immediately upon filing pursuant to paragraph (b)

         | |  on (date) pursuant to paragraph (b)


         |X|  60 days after filing pursuant to paragraph (a)(1)


         | |  on (date) pursuant to paragraph (a)(1)

         | |  75 days after filing pursuant to paragraph (a)(2)

         | |  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

         | | this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  common stock, par value $0.001

AMERICAN FIDELITY
DUAL STRATEGY FUND, INC.

A DUAL STRATEGY OF INVESTING IN VALUE AND
GROWTH STOCKS FOR LONG-TERM CAPITAL APPRECIATION

PROSPECTUS
MAY 1, 1999

As with all funds,
the Securities and
Exchange Commission
has not judged
whether this fund
is a good investment
or whether the
information in
this prospectus
is accurate or
complete. Anyone
who tells you
otherwise is
committing a crime.

CONTENTS

--------------------------------------------------------------------------------


About the Fund..............................................    3
Past Performance............................................    5
Investment Goals and Strategies.............................    6
Management's Discussion of Fund Results.....................    7
        1998 Results........................................    7
        10-Year Results.....................................    8
Principal Risks.............................................    9
The Fund's Management.......................................   10
Fund Operations.............................................   11
        Buying and Selling Shares...........................   11
        Pricing Shares......................................   11
Distributions and Taxes.....................................   12
        Dividends and Other Distributions...................   12
        Tax Information.....................................   12
Financial Highlights........................................   13
For More Information........................................   14

ABOUT THE FUND

INVESTMENT GOAL                 Long-term capital growth

DUAL INVESTMENT
STRATEGIES                      The fund invests primarily in common stocks of
                                U.S. companies. The fund's two sub-advisers independently manage a portion of the fund's portfolio using different investment strategies.
                                One sub-adviser focuses on high quality
                                companies with healthy earnings growth and strong product leadership in their markets. The other focuses on undervalued, high quality equity securities with large capitalizations.

PRINCIPAL RISKS OF
INVESTING IN DUAL
STRATEGY FUND                   The fund's shares will rise and fall in value.
                                You can lose money on your investment in the fund, or the fund could underperform other investments if any of the following occurs:

                                -    The stock market as a whole goes down.

                                - Either value stocks or growth stocks fall out of favor with investors, causing part of the portfolio to underperform the other. The fund's dual strategy potentially lowers risk, but it may produce more modest gains than funds using only one investment strategy.

                                - Companies in which the fund invests do not grow as rapidly as expected.

                                -    Value stocks may never reach what the
                                     manager believes is their true value.

                                -    Investments in foreign securities carry
                                     additional risks, such as changes in
                                     currency exchange rates, a lack of adequate company information and political instability, which may result in loss of value and wider price swings than U.S. companies experience.

                                -    Earnings of companies in which the fund
                                     invests are not achieved, and income
                                     available for interest or dividend payments is reduced.

INVESTORS IN THE FUND           Only separate accounts of insurance companies
                                may purchase shares of the fund. You may invest indirectly in the fund through your purchase of a variable annuity contract issued by a separate account or by participating in a contract available through your employer's retirement plan.

                                You should read the accompanying separate account prospectus for information about:

                                - Purchasing a variable annuity contract or participating in a group variable annuity contract.

                                -    Other investment options if there are any.

                                -    The terms of your variable annuity
                                     contract.

                                - Expenses related to purchasing a variable annuity contract.

WHO MAY WANT TO INVEST          The fund may be appropriate for you if you:

                                -    Want a regular investment program for
                                     retirement savings.

                                -    Can benefit from deferred taxation of
                                     capital appreciation and income.

                                - Are several years from retirement and can pursue a long-term investment goal.

                                -    Want to add an investment with growth
                                     potential to diversify your other
                                     retirement investments.

                                -    Are willing to accept higher short-term
                                     risk along with higher potential long-term returns.

PAST PERFORMANCE

The bar chart shows how the fund's total return has varied from year to year over a ten-year period. The table shows the fund's performance over time compared with that of the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. This information may help you evaluate the fund's risks and potential rewards. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

ARE THESE THE RETURNS
REALIZED BY SEPARATE
ACCOUNT CONTRACT OWNERS
AND PARTICIPANTS?

No. These returns are
calculated for the fund. They
do not reflect insurance, sales
and administrative charges
deducted by participating
separate accounts. Inclusion of
those charges would reduce the
total returns for all periods.


WHEN WAS THE FUND
CREATED?
On January 1, 1999, the fund
acquired all of the assets and
liabilities of American
Fidelity Variable Annuity Fund
A, which was a managed separate
account.
WHAT IS THE FUND'S PAST
PERFORMANCE?
The fund treats the past
performance of its predecessor
as its own for periods before
the acquisition. The
information to the right
reflects the performance of
American Fidelity Variable
Annuity Fund A, but without any
charges at the separate account

level.
                                   ---------------------------------------------
YEAR-BY-YEAR TOTAL RETURN AS OF 12/31/EACH YEAR

                                                    [Bar Chart]

Highest Quarterly Return:  21.24%, 4th quarter 1998
Highest Quarterly Return: -11.04%, 3rd quarter 1998
                                   ---------------------------------------------
AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98

                                                                       1 Year   5 Years   10 Years
                                                --------------------------------------------------
                                                Fund                   26.50%   21.53%     18.15%
                                                S&P 500 Index          28.58%   24.05%     19.19%

INVESTMENT GOALS AND STRATEGIES

The fund's primary investment goal is long-term growth of capital. Its secondary investment goal is the production of income.

To pursue these goals, the fund invests in a diversified portfolio of common stocks. The fund may take temporary defensive positions in response to adverse market, economic or political conditions. During these times, the fund may not achieve its investment goals.

Two sub-advisers with different investment strategies manage the fund's portfolio. The portfolio is normally reallocated equally between them at the beginning of each year.

Lawrence W. Kelly & Associates, Inc. selects stocks which it expects to have superior long-term earnings growth rates relative to the U.S. economy. Kelly's strategy is to invest in high-quality companies with strong earnings growth, sound fundamentals and superior product leadership. Kelly emphasizes large capitalization issues and attempts to identify positive fundamental changes in a company's growth rate and appreciation potential. Kelly has a long-term investment horizon with moderate portfolio turnover. Each security is individually reviewed on a consistent basis as to its future appreciation prospects and suitability relative to the entire portfolio.


Todd Investment Advisors, Inc. is a value-oriented manager. It emphasizes high-quality, large capitalization companies that are undervalued. Todd Investment attempts to achieve average-market returns in an up market and above-market returns in a down market. A dividend discount model is used to identify companies with the greatest potential for price appreciation (low price to intrinsic value). Then fundamental analysis is used to determine which companies have a catalyst for price appreciation. A stock is considered for sale when either its price/value ratio rises above the median for large capitalization stocks or the company's fundamentals weaken. The portion of the fund's portfolio managed by Todd Investment typically holds 40-50 issues, and the average annual turnover is usually 20-40%.

MANAGEMENT'S DISCUSSION OF FUND RESULTS

1998 RESULTS

THE U.S. EQUITY MARKET reached new all-time highs during the fourth quarter, capping off a record setting three-year advance. The swift rise in stock prices, following the sharp correction in the third quarter, was fueled by the strong resilience of the U.S. economy, falling interest rates, low inflation and an improved outlook for corporate profits. During the fourth quarter, the Federal Reserve lowered the federal funds rate an additional .50% to 4.75% to aggressively address the domestic and foreign liquidity crisis. However, the underlying fundamental strength of the domestic economy combined with low inflation continued to be the primary catalysts behind the market's historic advance.

LAWRENCE W. KELLY & ASSOCIATES, INC., the fund's growth manager, benefited from an outstanding year for large capitalization growth stocks in 1998. While trailing the S&P 500 Index by a narrow margin, Kelly's performance compares favorably to other growth stock managers. Kelly's emphasis on larger technology, pharmaceutical, retail and financial issues was instrumental in generating strong gains for the year and helped offset relative weakness in the portfolio's energy holdings.

TODD INVESTMENT ADVISORS, INC., the fund's value manager, had strong investment results in 1998. While large capitalization value stocks significantly underperformed large capitalization growth stocks overall, the performance of Todd Investment nearly matched the performance of the S&P 500 Index. The manager underweighted its portfolio in deep cyclical stocks (chemicals, paper and steel) due to the decline in commodity prices and increased its allocation in large technology, large manufacturing and regional telephone operating companies.

10-YEAR RESULTS

The graph below compares the initial and subsequent account values at the end of each of the past 10 years, assuming a $10,000 initial investment on January 1, 1989 in the fund's predecessor and in the S&P 500 Index. The fund's performance does not give effect to any charges at the separate account level. The S&P 500 Index returns assume the reinvestment of dividends but do not reflect commissions or administrative and management costs. Past performance does not predict future performance for the fund or the index.

                                    [GRAPH]

PRINCIPAL RISKS

Although stocks have a history of long-term growth, they fluctuate in price. Prices go up or down based on changes in a company's financial condition and results of operations as well as factors related to the economy. Such fluctuations can be pronounced. Changes in the value of the fund's investments will result in changes in the value of fund shares and thus the fund's total return to investors. You could lose money directing your variable annuity contract payments to the fund.

DUAL STRATEGY AND MARKET CYCLES. Different types of stocks (such as growth stocks and value stocks) may shift in and out of favor depending on market and economic conditions. As a result, the performance of the growth-stock portion of the fund's portfolio may be higher or lower than the value-stock portion of the fund's portfolio and vice versa. The fund's dual strategy may potentially limit the downside risk of the fund, but it may also produce more modest gains over the long run than a single investment strategy would.

GROWTH STOCKS. There is a risk that a stock selected for its growth potential does not perform as expected and its price declines or does not increase.

VALUE STOCKS. A value stock may never reach what the manager believes is its full value, or it may not have been undervalued when purchased. Large company value stocks tend to be less volatile than smaller cap stocks because large companies often have the resources to withstand adverse conditions; however, they may also be slower to react to change.

FOREIGN INVESTING. Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, and less stringent accounting, reporting and disclosure requirements. In the past, equity securities of foreign markets have had more frequent and larger price changes than those of U.S. markets. The fund's foreign investments have typically been in the form of American Depositary Receipts of large foreign companies, reducing somewhat the general risks of foreign investing. ADRs generally are securities issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded in the U.S. markets.

YEAR 2000 ISSUES. The fund could be adversely affected if the computer systems used by American Fidelity and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. American Fidelity has taken steps to assure that its major computer systems and processes are capable of Year 2000 processing. It is also assessing the readiness of third-party service providers and developing contingency plans to assure that any problems in their systems will not materially affect American Fidelity's operations. Companies in which the fund invests could also be affected by Year 2000 problems, but the fund is unable to predict the impact on the fund. Computer systems failure of American Fidelity, a fund sub-adviser or other service providers could impair fund services and have a negative impact on the fund's operations and returns.

THE FUND'S MANAGEMENT

AMERICAN FIDELITY ASSURANCE COMPANY, 2000 N. Classen Boulevard, Oklahoma City, OK 73106, is the fund's investment adviser. American Fidelity is an Oklahoma stock life insurance company and is registered as an investment adviser under the Investment Advisers Act of 1940. It was the investment adviser of the fund's predecessor from 1968 through 1998.

American Fidelity has engaged two sub-advisers to manage the fund's investment portfolio. The board of directors of the fund reviews and must approve the sub-adviser selections. American Fidelity is responsible for running all of the operations of the fund, except for those subcontracted to the fund's sub-advisers, custodian and pricing service. The fund pays American Fidelity an annual management and investment advisory fee of 0.50% of the average daily net assets of the fund. Out of this fee, American Fidelity pays each sub-adviser a fee for its services.

The fund's sub-advisers make the day-to-day decisions to buy and sell securities for the fund. Each manages a portion of the fund's portfolio using its own investment strategy to achieve the fund's investment goals.

LAWRENCE W. KELLY & ASSOCIATES, INC., 200 South Los Robles Avenue, Suite 510, Pasadena, CA 91101, had $1.6 billion of assets under management as of December 31, 1998. Kelly has provided investment advice since 1985 to American Fidelity in the management of its investments, including those held by the fund's predecessor. Kelly has been a sub-adviser to the fund and its predecessor since the last quarter 1995.

Lawrence W. Kelly has primary responsibility for the day-to-day management of the portion of the fund portfolio managed by Kelly. He has 32 years of experience as an investment adviser and founded Kelly in 1985.


TODD INVESTMENT ADVISORS, INC., 101 South Fifth Street, Suite 3160, Louisville, KY 40202, had $3.1 billion of assets under management as of December 31, 1998. Todd Investment has been a sub-adviser to the fund and its predecessor since the last quarter 1995.


Robert P. Bordogna has primary responsibility for the day-to-day management of the portion of the fund portfolio managed by Todd Investment. He has 30 years of experience as an investment adviser and has been with Todd Investment since 1980.

FUND OPERATIONS

BUYING AND SELLING SHARES

You cannot buy shares of the fund directly. You may invest indirectly in the fund through your purchase of a variable annuity contract or your participation in a variable annuity contract offered through your employer's retirement plan. The contracts are issued by insurance company separate accounts, which buy fund shares based on the instructions they receive from contract owners.

To meet various obligations under the contracts, the separate accounts may sell fund shares to generate cash. For example, a separate account may sell fund shares and use the proceeds to pay a contract owner or participant who has requested a partial withdrawal or cancelled a contract.

PRICING SHARES

The fund's net asset value per share (NAV) is determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 o'clock p.m. Eastern time, on each day American Fidelity is open for business. American Fidelity is scheduled to be open Monday through Friday throughout the year, except for the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and the immediately following Friday, and Christmas Day. On any day when American Fidelity is open for business and the New York Stock Exchange is not (presently Martin Luther King, Jr. Day, Washington's Birthday and Good Friday), the fund values its portfolio securities using the same prices included in the last determined NAV.

The fund calculates NAV by dividing the total value of its net assets by the number of its shares outstanding. Investing separate accounts purchase shares at the NAV next determined after American Fidelity receives a purchase or sale order in proper form.

The fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the fund's board. Short-term debt securities having remaining maturities of less than one year are valued by the amortized cost method, which approximates market value.

DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

The fund intends to distribute to its shareholders substantially all of its net investment income and capital gains. The fund pays dividends annually and reinvests the proceeds in additional fund shares at NAV. Distributions of any net realized capital gains are made at least annually.

TAX INFORMATION

Because you do not own shares of the fund directly, your tax situation is not likely to affected by the fund's distributions. The separate account in which you own or participate in a variable annuity contract, as the owner of the fund's shares, may be affected.

The fund's distributions may be taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the fund holds its assets). The fund's distributions may be subject to federal income tax whether distributions are reinvested in fund shares or received as cash.

FINANCIAL HIGHLIGHTS

On January 1, 1999, the fund acquired the investment portfolio of American Fidelity Variable Annuity Fund A, which was a managed separate account. The information below relates to American Fidelity Variable Annuity Fund A and is derived from its financial statements. Such financial statements were audited by KPMG LLP, whose report, along with the financial statements, are included in the SAI.

The financial highlights table is intended to help you understand the financial performance of the fund's predecessor for the past five years. Certain information reflects financial results for a single Accumulation Unit of American Fidelity Variable Annuity Fund A. Total returns in the table reflect the insurance, sales and administrative charges which were deducted by American Fidelity Variable Annuity Fund A.

                                                  YEARS ENDED DECEMBER 31,
                                      -------------------------------------------------
                                        1998       1997      1996     1995(A)    1994
                                      --------   --------   -------   -------   -------

Accumulation Unit value,
  beginning of period                 $ 19.463   $ 15.339   $12.199   $ 9.094   $ 9.709
                                      --------   --------   -------   -------   -------
Net investment income                    0.023      0.071     0.094     0.080     0.091
Net realized and unrealized gain
  (loss) on securities                   4.847      4.053     3.046     3.025    (0.706)
                                      --------   --------   -------   -------   -------
Total from investment operations         4.870      4.124     3.140     3.105     0.615
                                      --------   --------   -------   -------   -------
Accumulation Unit value,
  end of period                       $ 24.333   $ 19.463   $15.339   $12.199   $ 9.094
                                      ========   ========   =======   =======   =======
Total return                             25.02%     26.89%    25.74%    34.14%    (6.33%)

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of period
  (000's omitted)                     $184,548   $137,091   $98,829   $73,153   $51,066
Ratio of expenses to
  average net assets                      1.46%      1.46%     1.38%     1.29%     1.28%
Ratio of net income to average net
  assets                                  0.11%      0.40%     0.69%     0.75%     0.98%
Portfolio turnover rate                  40.10%     26.60%    36.90%    66.10%    43.50%

------------------------------------------

(a) Investment management by the fund's two sub-advisers commenced October 2, 1995.

FOR MORE INFORMATION

To obtain information:
------------------------------------------------------

BY TELEPHONE
Call 1-800-662-1106

BY MAIL Write to:
American Fidelity
Dual Strategy Fund, Inc.
P. O. Box 25520
Oklahoma City, OK 73125-0520

BY E-MAIL Send your request to:
annuity.services@af-group.com

ON THE INTERNET Text-only versions of fund documents can be viewed online or downloaded from the SEC's web site: http://www.sec.gov

You may also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC- 0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.
More information on the fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT

Additional information about the fund's investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of market conditions that significantly affected the fund's performance in the prior year.

STATEMENT OF ADDITIONAL INFORMATION
(SAI)

The SAI provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally a part of) this prospectus.

SEC FILE NUMBER: 811-8873

AMERICAN FIDELITY
DUAL STRATEGY FUND, INC.

AMERICAN FIDELITY
DUAL STRATEGY FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 1999



                                                                  [LOGO TO COME]

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1999



This Statement of Additional Information is not a prospectus, but it relates to the Prospectus of American Fidelity Dual Strategy Fund, Inc. dated May 1, 1999. You may get a free copy of the Prospectus or the Fund's most recent annual and semi-annual reports by writing to the Fund at the following address or calling the number listed below:


                   American Fidelity Dual Strategy Fund, Inc.

                                 P.O. Box 25520


                       Oklahoma City, Oklahoma 73125-0520


                                 1-800-662-1106


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
INTRODUCTION................................................  B-2
INVESTMENT GOALS AND POLICIES...............................  B-2
MANAGEMENT..................................................  B-5
INVESTMENT ADVISORY AND OTHER SERVICES......................  B-6
PORTFOLIO TRANSACTIONS......................................  B-8
CAPITAL STOCK...............................................  B-9
FEDERAL TAX MATTERS.........................................  B-10
CALCULATION OF PERFORMANCE DATA.............................  B-12
CUSTODIAN, INDEPENDENT ACCOUNTANTS AND COUNSEL..............  B-14
FINANCIAL STATEMENTS........................................  B-14

                                  INTRODUCTION

American Fidelity Dual Strategy Fund, Inc. is an open-end, diversified, management investment company established as a Maryland corporation on March 18, 1998. The Fund is the successor to American Fidelity Variable Annuity Fund A ("Variable Annuity Fund A"), which was a separate account of American Fidelity Assurance Company (the "Company") that managed its own investment portfolio. Variable Annuity Fund A was converted from a management investment company into a unit investment trust ("Separate Account A") effective January 1, 1999, and the assets of Variable Annuity Fund A were transferred intact to the Fund in exchange for shares of the Fund.


Shares of the Fund are offered only to variable annuity separate accounts established by insurance companies to fund variable annuity contracts.


The Company serves as the Fund's investment adviser. The Company has engaged Lawrence W. Kelly & Associates, Inc. ("Kelly") and Todd Investment Advisors, Inc. ("Todd Investment") to serve as sub-advisers (together, the "Sub-Advisers") to the Fund and provide day-to-day portfolio management for the Fund.


                         INVESTMENT GOALS AND POLICIES


INVESTMENT GOALS

The Fund's primary investment goal is long-term capital growth. Its secondary investment goal is the production of income.

FUND POLICIES

The Fund has adopted the fundamental policies listed below. These policies cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Statement of Additional Information and the Prospectus, means the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.


          (1) Not more than 5% of the value of the Fund's assets will be invested in securities of any one issuer, except obligations of the U.S. Government and instrumentalities thereof.


          (2) Not more than 10% of the voting securities of any one issuer will be acquired.

          (3) Not more than 25% of the value of the Fund's assets will be invested in any one industry.

          (4) No borrowings will be made except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings do not exceed 5% of the value of the assets of the Fund and that there always will be asset coverage of at least 300% for all outstanding borrowings of the Fund.

          (5) The Fund will not act as an underwriter of securities of other issuers, except to the extent that the Fund might be construed to be a statutory underwriter by virtue of its investment in restricted securities.

          (6) Not more than 10% of the value of the assets of the Fund may be invested in real estate (including shares of real estate investment trusts), securities for which there is no established market, or securities (including bonds, notes or other evidences of indebtedness) which are not readily marketable without registration under Federal or state securities laws.

          (7) No purchase of commodities or commodity contracts will be effected.

          (8) The Fund may not engage in the purchase or sale of puts, calls or other options or in writing such options.

          (9) Loans will not be made except through the acquisition of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors, whether or not publicly distributed.

          (10) Investment will not be made in the securities of a company for the purpose of exercising management or control.

          (11) Although it is not intended that investments be made in securities of other investment companies, the Fund may make such investments up to a maximum of 10% of its assets, provided that not more than 3% of the total outstanding voting stock of any one investment company may be held.

          (12) Investments in repurchase agreements will be limited to the top thirty-five U.S. banks, by deposits, that are rated at least "B/C" by Keefe, Bruyette, Woods, a national bank rating agency, or a comparable rating from a similar bank rating service. Additionally, there must be an appropriate amount of excess collateralization depending upon the length of the agreement, to protect against downward market fluctuation and the Fund must take delivery of the collateral. The market value of the securities held as collateral will be valued daily. In the event the market value of the collateral falls below the repurchase price, the bank issuing the repurchase agreement will be required to provide additional collateral sufficient to cover the repurchase price.

          (13) Short sales of securities will not be made.

          (14) Purchases will not be made on margin, except for such short-term credits as are necessary for the clearance of transactions.

          (15) Investments in high-yield or non-investment grade bonds will not be made.

          (16) Investments in the equity securities of foreign issuers will be limited to American Depositary Receipts ("ADRs"), other depository receipts or ordinary shares if U.S. dollar denominated and publicly traded in the United States. Not more than 35% of the Fund's assets will be invested in foreign issuers. In addition, not more than 20% of the Fund's assets will be invested in issuers of any one foreign country.


If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the value of assets will not constitute a violation of that restriction.


The Fund has also adopted the following non-fundamental investment policies:

          (1) The Fund should generally conform to the issuer guidelines noted below with exceptions noted at the time of recommendation and variances reviewed annually:

             (a) $150,000,000 or more in assets,

             (b) Operational for at least 10 years, and

             (c) $50,000,000 or more in stockholders' equity.

          (2) Although the Fund does not intend to engage to a large extent in short-term trading, it may make investments for the purpose of seeking short-term capital appreciation.

          (3) The Fund will not invest in the securities of tobacco-producing companies.

TEMPORARY INVESTMENTS

A Sub-Adviser may determine that pursuing its investment strategy is inconsistent with the best interest of the Fund's shareholders as a result of current market and economic conditions. In this case, for temporary defensive purposes, the Fund may invest its assets in securities which are a direct obligation or guaranteed by the United States government, bonds, notes or other evidences of indebtedness, issued publicly or privately, of a type customarily purchased for investment by institutional investors. Such nongovernmental investments may be convertible into stock or may be accompanied by options or warrants for the purchase of stock.

                                   MANAGEMENT

The following information supplements and should be read in conjunction with the section in the Fund's Prospectus captioned "The Fund's Management."

DIRECTORS AND OFFICERS

The Fund's board of directors is responsible for overseeing the management of the Fund, including the establishment and supervision of the Fund's investment goals and policies, reviewing and approving the Fund's contracts and other arrangements, and monitoring the Fund's performance and operations. The officers of the Fund supervise daily business operations.


Information about each director and officer of the Fund follows:



                                   POSITION(S) HELD                  PRINCIPAL OCCUPATION(S)
                                      WITH FUND                        DURING PAST 5 YEARS
                                      -------------                  -----------------------

John W. Rex, 65                 Chairman of the Board,   Director (1982 to present), President and Chief
2000 N. Classen Boulevard       President and            Operating Officer (1992 to present), and
Oklahoma City, OK 73106         Treasurer(1)             Treasurer (1972 to 1995) of the Company;
                                                         Director (1982 to present), Executive Vice
                                                         President (1990 to present) and Treasurer (1972
                                                         to 1995) of American Fidelity Corporation

Daniel D. Adams, Jr., 56        Director and             Vice President and Investment Officer of the
2000 N. Classen Boulevard       Secretary(1)             Company and American Fidelity Corporation
Oklahoma City, OK 73106

Jean G. Gumerson, 76            Director                 President and Chief Executive Officer,
711 Stanton L. Young Blvd.,                              Presbyterian Health Foundation
Suite 604
Oklahoma City, OK 73104

Edward C. Joullian, III, 69     Director(1)              Chairman of the Board of Directors and Chief
2000 Classen Center, 800 East                            Executive Officer, Mustang Fuel Corporation;
Oklahoma City, OK 73106                                  Director, Fleming Companies, Inc.; Director,
                                                         The LTV Corporation; Director of the Company
                                                         and American Fidelity Corporation

Gregory M. Love, 37             Director                 President and Chief Operating Officer (1995 to
10601 N. Pennsylvania Avenue                             present), Vice President -- Real Estate and
Oklahoma City, OK 73120                                  Development (1990 to 1995) of Love's Country
                                                         Stores, Inc.; Director, Affiliated Food Stores,
                                                         Inc.

J. Dean Robertson, D.D.S.,      Director                 Private practice in pediatric dentistry;
  M.Ed., 81                                              Professor Emeritus, University of Oklahoma,
5222 North Portland                                      College of Dentistry
Oklahoma City, OK 73112

G. Rainey Williams, Jr., 38     Director                 President, Pinnacle Asset Management, Inc.
6301 N. Western                                          (1996 to present); Managing Partner, Marco
Suite 200                                                Capital Group (1988 to 1996); Director, Mustang
Oklahoma City, OK 73118                                  Fuel Corporation.


---------------

 *  As of May 1, 1999.

(1) "Interested person" of the Fund under Section 2(a)(19) of the 1940 Act.

Until January 1, 1999, all members of the Board of Directors were members of the Board of Managers of the Fund's predecessor, Variable Annuity Fund A.


No officer or director of the Fund or the Company receives any remuneration from the Fund. Members of the Fund's Board of Directors who are not employees of the Company receive a fee, paid by the Company, of $500 for each meeting attended.


CONTROL PERSONS


A shareholder that owns more than 25% of the Fund's voting securities may be deemed to be a "control person," as defined in the 1940 Act, of the Fund. The Company is the sole shareholder of record of the Fund. The only person known by the Fund to own beneficially 5% or more of the Fund's shares is American Fidelity Companies Employee Savings Plan Trust (8.14% as of February 15, 1999). Its address is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106. The only officers and directors of the Fund who beneficially own shares of the Fund are Messrs. Rex and Adams. They are participants in the Trust and therefore beneficially own Fund shares. Their beneficial ownership percentage, together, as of February 15, 1999, was less than 1%.


                     INVESTMENT ADVISORY AND OTHER SERVICES

The following information supplements and should be read in conjunction with the section in the Fund's Prospectus captioned "The Fund's Management."

INVESTMENT ADVISER

The Company provides management services and serves as the investment adviser to the Fund pursuant to a Management and Investment Advisory Agreement. Under this Agreement, the Company assumes overall responsibility, subject to the supervision of the Board of Directors, for administering all operations of the Fund, including monitoring and evaluating the management of the Fund's portfolio by the Sub-Advisers on an ongoing basis. The Company provides or arranges for the provision of the overall business management and administrative services necessary for the Fund's operations. The Company is also responsible for overseeing the Fund's compliance with the requirements of applicable law and conformity with the Fund's investment goals and policies, including oversight of the Sub-Advisers.

For its services to the Fund, the Company receives an annual management and investment advisory fee of 0.50% of the average daily net assets of the Fund. The Company supplies or pays for occupancy and office rental, clerical and bookkeeping, accounting, stationery, supplies, the expenses of printing and distributing any prospectuses, reports or sales literature in connection with the sale of Fund shares, salaries and other compensation of the Fund's directors and officers, costs of shareholder reports and meetings, costs of any independent pricing service, the cost of any advertising, the Sub-Advisers' fees, custodian fees, legal and auditing fees, registration and filing fees, and all ordinary expenses incurred in the ordinary course of business.

The Company received investment and advisory fees from Variable Annuity Fund A, the Fund's predecessor, of $353,000 in 1996, $598,100 in 1997 and $793,700 in
1998 pursuant to a management and investment advisory agreement having the same fee arrangement as the Agreement with the Fund from and after July 1, 1996 (previously provided for an annual fee of .325% of average daily net assets).

The Management and Investment Advisory Agreement was approved for the Fund by the Board of Directors, including a majority of the directors who are not "interested persons," as defined in the 1940 Act, on September 18, 1998 and by the Fund's sole shareholder on December 22, 1998. The Agreement will remain in effect from year to year, provided that it will not continue for more than two years unless such continuance is approved at least annually by the Fund's Board of Directors, including a majority of the members of the Board of Directors who are not interested persons by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by the vote of the holders of a majority of the Fund's shares. The Company may not terminate the Agreement without the approval of a new investment advisory agreement by a majority of the Fund's shares. The Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act.

American Fidelity Corporation is the parent of the Company. American Fidelity Corporation is itself controlled by Cameron Enterprises, A Limited Partnership ("CELP"), a family investment partnership. In accordance with the CELP partnership agreement, management of CELP is vested in five managing general partners: William M. Cameron, a director and Chairman and Chief Executive Officer of the Company, William E. Durrett, a director and Senior Chairman of the Company, Edward C. Joullian, III., a director of the Company, John W. Rex, a director and President and Chief Operating Officer of the Company, and Theodore
M. Elam.

SUB-ADVISERS

The Company has contracted with the Sub-Advisers to provide day-to-day portfolio investment management services to the Fund. The fees of the Sub-Advisers are paid by the Company. Kelly receives an annual fee of .30% of Fund assets under its management. Todd Investment receives an annual fee of .38% of Fund assets under its management or $50,000, whichever is greater. The Sub-Advisers' fees are payable quarterly and, when based on Fund assets, are calculated on the value of Fund assets on the last trading day of each calendar quarter.


Kelly and Todd served as investment sub-advisers to Variable Annuity Fund A, the Fund's predecessor, from October 1995 to December 31, 1998 when they became sub-advisers to the Fund. Pursuant to the Variable Annuity Fund A sub-advisory agreements which contained the same fee arrangements as are in the Sub-Advisers' Agreements with respect to the Fund, in 1996, 1997 and 1998, the Company paid

Kelly $131,000, $182,050 and $246,200, respectively, and Todd Investment $165,300, $234,600 and $315,500, respectively.

The Investment Sub-Advisory Agreement for each of the Sub-Advisers was approved for the Fund by the Board of Directors, including a majority of the directors who are not "interested persons," as defined in the 1940 Act, on September 18, 1998 and by the sole shareholder of the Fund on December 22, 1998. Each Agreement will remain in effect from year to year provided such continuance is approved at least annually by the Fund's Board of Directors, including a majority of the members of the Board of Directors who are not interested persons by vote cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty, on 30 days' notice, by the Company, the Fund's Board of Directors or by the vote of the holders of a majority of the Fund's shares or, upon 30 days' notice, by the Sub-Adviser. Each Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act.


Lawrence W. Kelly and his wife, Janice M. Kelly, are the principal shareholders of Kelly, each holding 48.8% of Kelly's outstanding stock. Todd Investment is a wholly-owned subsidiary of Stifel Asset Management Corp., which is a wholly-owned subsidiary of Stifel Financial Corporation.


                             PORTFOLIO TRANSACTIONS

Each of Sub-Advisers is responsible for decisions to buy and sell securities for the Fund, the selection of brokers to effect transactions and the negotiation of brokerage commissions, in each case with respect to Fund securities under its management. Neither Sub-Adviser nor any of their respective affiliates may act as a broker for Fund securities transactions.

In selecting a broker to execute portfolio transactions, Kelly's objective is to obtain the best execution, while at the same time obtaining research used to service its clients. The selection of a broker takes into account the quality of brokerage services, including such factors as execution capability, financial stability and clearance and settlement capability. Research furnished by brokers may be used in serving any or all of Kelly's clients, including clients which have not paid commissions to the broker providing the research. Kelly evaluates the reasonableness of brokerage commissions on an on-going basis in light of the general level of commissions being paid from time to time and the value of research services received. In order to obtain lower commission rates for clients, Kelly engages from time to time in block trades, i.e., grouping orders with a single broker. Accounts involved in such transactions receive the average executed price, except that brokers may charge smaller accounts a minimum commission resulting in smaller accounts paying slightly more in commissions per share than larger accounts.

In selecting brokers to effect portfolio transactions, Todd Investment uses its best efforts to obtain for its clients the most favorable price and execution available except to the extent that it determines that clients should pay a higher brokerage commission for brokerage and research services. In evaluating the overall reasonableness of brokerage commissions paid, Todd Investment reviews the type and quality of the execution services rendered and the quantity and nature of the portfolio transactions effected and compares generally the commissions paid to brokers with the commissions believed to be charged by other brokers for effecting similar transactions as well as with commissions generally charged by brokers prior to the introduction of negotiated commission rates. In addition, it takes into account the quality and usefulness of the brokerage and research services, if any, that may be furnished by such brokers. Research services provided by brokers may be used by Todd Investment in advising all of its clients and not all such services may be used by the clients which paid the commissions. Conversely, however, a client of Todd Investment may benefit from research services provided by brokers whose commissions are paid by other clients. As a result, Todd Investment may cause clients to pay a broker which provides brokerage and research services to Todd Investment a higher brokerage commission than would have been charged by another broker which was not providing such services.

Research services provided by brokers may include research reports on companies, industries and securities; economic and financial data, including reports on macro-economic trends and monetary and fiscal policy; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and services.

For the years 1996, 1997 and 1998, the Fund's predecessor, Variable Annuity Fund A, paid brokerage commissions of $87,100, $90,500 and $152,900.

                                 CAPITAL STOCK


Each issued and outstanding share of the Fund is entitled to participate equally in dividends and distributions declared for the Fund's stock and, upon liquidation or dissolution, in the Fund's net assets remaining after satisfaction of outstanding liabilities. The outstanding shares of the Fund are fully paid and non-assessable and have no preemptive or conversion rights.


Under normal circumstances, subject to the reservation of rights explained below, the Fund will redeem shares in cash within seven days. However, the right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

Under Maryland law, the Fund is not required to hold annual shareholder meetings and does not intend to do so. At any special meeting, shareholders present or represented by proxy at the meeting are entitled to one vote for each share held.


                              FEDERAL TAX MATTERS

The following information supplements and should be read in conjunction with the section in the Fund's Prospectus captioned "Distributions and Taxes."

The Fund intends to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income, consisting of net investment income, net short-term capital gain and net gains from certain foreign currency transactions.

SOURCES OF GROSS INCOME

To qualify for treatment as a regulated investment company, the Fund must also, among other things, derive its income from certain sources. Specifically, in each taxable year, the Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities, or foreign currencies.

DIVERSIFICATION OF ASSETS


To qualify for treatment as a regulated investment company, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer. In addition, not more than 25% of the value of the Fund's total assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. The Fund's investments in U.S. Government securities are not subject to these limitations. The foregoing diversification requirements are in addition to those imposed by the 1940 Act.


Because the Fund is established as an investment medium for variable annuity contracts, Section 817(h) of the Code imposes additional diversification requirements on the Fund. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of the Fund's assets that may be represented by any single investment. In general, no more than 55% of the value of the assets of the Fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

ADDITIONAL TAX CONSIDERATIONS

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and
(3) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.


If the Fund fails to qualify as a regulated investment company, owners of variable annuity contracts based on the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and the Fund might incur additional taxes. In addition, if the Fund failed to qualify as a regulated investment company, or if the Fund failed to comply with the diversification requirements of Section 817(h) of the Code, owners of contracts based on the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral.


DISTRIBUTIONS

Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

OTHER TAXATION

The Fund is organized as a Maryland corporation and, under current law, the Fund is not liable for any income or franchise tax in the State of Maryland, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

TAXATION OF VARIABLE ANNUITY CONTRACTS

For a discussion of tax consequences of variable annuity contracts, you should refer to the accompanying separate account prospectus.


Variable annuity contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the owner. Depending on the variable annuity contract, distributions from the contract may be subject to ordinary income tax and a 10% penalty tax on distributions before age 59 1/2. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.


The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisers. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change.

                                PERFORMANCE DATA

The following information supplements and should be read in conjunction with the section in the Fund's Prospectus captioned "Past Performance."

From time to time, the Fund may include quotations of its performance in advertisements, shareholder reports or sales literature, if accompanied by the performance of your separate account.

The Fund's total return for the twelve months ended December 31, 1998 and average annual total returns over the five and ten year periods ended December 31, 1998 were 26.50%, 21.53% and 18.15%, respectively. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     P(1+T)(n)=ERV

     Where:

           P  = a hypothetical initial investment of $1,000

           T  = average annual total return

           n  = number of years

           ERV= ending redeemable value of a hypothetical $1,000 investment made at the beginning of the one, five or ten-year period.

The Fund may also disclose cumulative total returns in conjunction with the standardized returns described above. The Fund's cumulative total returns for the one, five and ten year time periods ended December 31, 1998 were 26.50%, 165.06% and 429.88%, respectively. Total return is calculated by subtracting the initial investment from the value at the end of the period, and dividing the result by the initial investment.

Any performance data quoted for the Fund will represent historical performance and should not be considered representative of the performance of the Fund in the future. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.


As the successor to Variable Annuity Fund A, the Fund treats the historical performance data of Variable Annuity Fund A as its own for periods prior to January 1, 1999. In computing returns for these periods, the Fund deducts only the type of charge currently imposed by the Fund (i.e., the management and investment advisory fee). The Fund's performance data, both before January 1, 1999 and from that date forward, do not reflect any sales, insurance or other charges imposed under the annuity contracts supported by the Fund. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of the Fund to total returns published for other investment companies or other investment vehicles.



In communicating with current or prospective shareholders, the Fund may also compare its performance to the performance of



- other mutual funds tracked by mutual fund rating services,



- various indices and



- investments for which reliable performance data are available.


The performance figures of unmanaged indices may assume reinvestment of dividends but generally do not reflect deductions for commissions or administrative and management costs. The performance of the Fund may be compared to averages, performance rankings or other information prepared by recognized mutual fund statistical services. Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund.

                 CUSTODIAN, INDEPENDENT ACCOUNTANTS AND COUNSEL


InvesTrust, N.A., 6301 N. Western, Suite 210, Oklahoma City, Oklahoma 73118, holds cash, securities and other assets of the Fund as required by the 1940 Act. Under its agreement with the Fund, InvesTrust, N.A., which is an indirect subsidiary of American Fidelity Corporation, holds the Fund's portfolio securities and keeps all necessary accounts and records. As compensation for its services as custodian, InvesTrust receives a monthly fee of $2.50 for each depository-eligible issue ($6.00 for each non-eligible issue), transaction fees ranging from $18.00 to $100.00 per transaction for depository-eligible issues ($34.00 to $100.00 for physical issues), a $10.00 fee for each wire transfer, and an annual fee of $950.


This Statement of Additional Information contains financial statements for the Fund's predecessor, Variable Annuity Fund A. KPMG LLP, 700 Oklahoma Tower, 210 Park Avenue, Oklahoma City, Oklahoma, 73102 serves as independent public accountants for the Fund.

McAfee & Taft A Professional Corporation, Two Leadership Square, Tenth Floor, Oklahoma City, Oklahoma 73102, serves as counsel to the Fund.

                              FINANCIAL STATEMENTS

The following financial statements appear hereafter:

          AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                 Independent Auditor's Report
                 Statements of Assets and Liabilities as of December 31, 1998 and 1997
                 Statements of Operations for the Years Ended December 31, 1998 and 1997
                 Statements of Changes in Net Assets for the Years Ended December 31, 1998 and 1997
                 Schedule of Portfolio Investments as of December 31, 1998 Financial Highlights for the Five Years Ended December 31, 1998 Notes to Financial Statements


[to be filed by amendment]

                                     PART C

                                OTHER INFORMATION



ITEM 23 -- EXHIBITS



Exhibit
Number
-------
a        -        Articles of Incorporation of Registrant. Incorporated herein by reference to Exhibit 1 to Registrant's registration
                  statement on Form N-1A filed on July 16, 1998.

b        -        Bylaws of Registrant. Incorporated herein by reference to
                  Exhibit 2 to Registrant's registration statement on Form
                  N-1A filed on July 16, 1998.


c        -        Not applicable.

d.1      -        Management and Investment Advisory Agreement dated December
                  22, 1998 between Registrant and American Fidelity Assurance
                  Company (the "Company"). Incorporated herein by reference to
                  Exhibit 5.1 to Post-Effective Amendment No. 1 to Registrant's
                  registration  statement on Form N-1A filed on January 8, 1999.


d.2      -        Investment Sub-Advisory Agreement dated December 8, 1998
                  between the Company and Lawrence W. Kelly & Associates, Inc.
                  Incorporated herein by reference to Exhibit 5.2 to
                  Post-Effective Amendment No. 1 to Registrant's registration statement on Form N-1A filed on January 8, 1999.

d.3      -        Investment Sub-Advisory Agreement dated December 3, 1998
                  between the Company and Todd Investment Advisors, Inc.
                  Incorporated herein by reference to Exhibit 5.3 to
                  Post-Effective Amendment No. 1 to Registrant's registration statement on Form N-1A filed on January 8, 1999.

e        -        Not applicable.

f        -        Not applicable.

g        -        Corporate Custodial Agreement dated September 30, 1998
                  between Registrant and InvesTrust, N.A. Incorporated herein by reference to Exhibit 8 to Post-Effective Amendment
                  No. 1 to Registrant's registration statement on Form N-1A
                  filed on January 8, 1999.

g.1*     -        Schedule of remuneration for Corporate Custodial Agreement.

h        -        Fund Participation Agreement dated December 22, 1998 between
                  Registrant and the Company. Incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 1 to Registrant's
                  registration  statement on Form N-1A filed on January 8, 1999.

i*       -        Opinion and Consent of Counsel.

j*       -        Consent of Independent Auditors.

k        -        Not applicable.

l        -        Not applicable.

m        -        Not applicable.

n*       -        Financial Data Schedule.

o        -        Not applicable.

99       -        Organization chart of the Company. Incorporated herein by
                  reference to Exhibit 99 to Post-Effective Amendment No. 1 to
                  Registrant's registration statement on Form N-1A filed on
                  January 8, 1999.


---------------


*  To be filed by amendment.

ITEM 24 -- PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

         American Fidelity Assurance Company, an Oklahoma corporation and a wholly-owned subsidiary of American Fidelity Corporation, a Nevada corporation, is the sole holder of record of the Fund's shares. American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises, a Limited Partnership, whose managing partners are William M. Cameron, William E. Durrett, Edward C. Joullian, III, John W. Rex and Theodore
M. Elam. The organization chart filed herewith as Exhibit 99 shows the affiliated entities.

ITEM 25 -- INDEMNIFICATION

         Article Eighth, Section 2 of the Fund's Articles of Incorporation provides as follows:


         The corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.


         The By-Laws of the Fund provide in Article VIII as follows:


         1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by law. The corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the same extent as its directors and, in the case of officers, to such further extent as is consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

         2. ADVANCES. Any current or former director or officer of the corporation seeking indemnification within the scope of this Article shall be entitled to advances from the corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the General Corporation Law. The person seeking indemnification shall provide to the corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide security in form and amount acceptable to the corporation for his undertaking; (b) the corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the corporation who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the corporation at the time the advance is proposed to be made that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

         3. PROCEDURE. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

         4. INDEMNIFICATION OF EMPLOYEES AND AGENTS. Employees and agents who are not officers or directors of the corporation may be indemnified and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940, as amended.

         5. OTHER RIGHTS. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested non-party directors or otherwise.

         6. AMENDMENTS. References in this Article are to the General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of the by-laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26 -- BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

         American Fidelity Assurance Company (the "Company") is primarily engaged in writing life, accident and health insurance and annuity contracts. Set forth below are the names of each of the directors and executive officers of the Company, their positions and offices with the Company and any other business, profession, vocation or employment of a substantial nature in which each is or has been, during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee:




Name and Principal           Positions and Offices
Business Address*              with the Company                      Other Affiliations
------------------           ---------------------                   ------------------

Lynda L. Cameron             Director                                President, Cameron Equestrian
                                                                     Centers, Inc.
                                                                     2000 N. Classen Boulevard
                                                                     Oklahoma City, OK 73106

William M. Cameron           Chairman and Chief                      Chairman, President and Chief
                             Executive Officer, Director             Executive Officer (January
                                                                     1998 to present); Vice
                                                                     Chairman and Senior Vice
                                                                     President (prior to 1998),
                                                                     American Fidelity Corporation;
                                                                     Director, ASC Holding, L.L.C.;
                                                                     Chairman, First Fidelity Bank,
                                                                     N.A. and First Fidelity
                                                                     BanCorp, Inc.
                                                                     3535 N.W. 58th, Suite 200
                                                                     Oklahoma City, OK 73112

David R. Carpenter           Senior Vice President,                  Senior Vice President,
                             Treasurer                               American Fidelity Corporation;
                                                                     Chairman, President, Chief
                                                                     Executive Officer, Treasurer,
                                                                     and Chief Financial Officer,
                                                                     American Fidelity Securities,
                                                                     Inc.

William E. Durrett           Senior Chairman, Director               Senior Chairman (January 1998
                                                                     to present); Chairman, President
                                                                     and Chief Executive Officer
                                                                     (prior to 1998), American
                                                                     Fidelity Corporation; Director,
                                                                     Bank Oklahoma Financial
                                                                     Corporation
                                                                     Bank Oklahoma Tower
                                                                     P. O. Box 2300
                                                                     Tulsa, OK 74192;
                                                                     Director,
                                                                     Integris Health, Inc.
                                                                     3366 N.W. Expressway
                                                                     Oklahoma City, OK 73112;
                                                                     Director,
                                                                     OGE Energy Corporation
                                                                     P. O. Box 321
                                                                     Oklahoma City, OK  73101

Stephen P. Garrett           Senior Vice President,                  Senior Vice President and
                             Secretary                               Secretary, American Fidelity
                                                                     Corporation; Director, First
                                                                     Fidelity Bank, N.A. and First
                                                                     Fidelity BanCorp, Inc.
                                                                     3535 N.W. 58th, Suite 200
                                                                     Oklahoma City, OK  73112

William A. Hagstrom          Director                                Chairman and President,
                                                                     UroCor, Inc.
                                                                     800 Research Parkway
                                                                     Oklahoma City, OK 73104


Edward C. Joullian, III      Director                                Chairman and Chief Executive
                                                                     Officer,
                                                                     Mustang Fuel Corporation
                                                                     2000 N. Classen,
                                                                     Suite 800 East
                                                                     Oklahoma City, OK  73106;
                                                                     Director,
                                                                     Fleming Companies, Inc.
                                                                     6301 Waterford Blvd.
                                                                     Oklahoma City, OK  73118;
                                                                     Director,
                                                                     The LTV Corporation
                                                                     200 Public Square
                                                                     P. O. Box 655003
                                                                     Cleveland, Ohio 44115

Kenneth D. Klehm             Senior Vice President                   Senior Vice President,
                                                                     Treasurer, Controller and Chief
                                                                     Financial Officer, American
                                                                     Fidelity Corporation; Director,
                                                                     ASC Holding, L.L.C.;
                                                                     Director, First Fidelity Bank
                                                                     and First Fidelity BanCorp, Inc.
                                                                     3535 N.W. 58th, Suite 200
                                                                     Oklahoma City, OK  73112

Alfred L. Litchenburg        Senior Vice President                   Director,
                                                                     Southwest Bancorp, Inc.
                                                                     608 South Main Street
                                                                     Stillwater, OK  74074

David R. Lopez               Director                                Vice President-National/Local
                                                                     Regulatory,
                                                                     SBC Communications, Inc.
                                                                     175 East Houston
                                                                     Room 4-A-60
                                                                     San Antonio, TX  78205

Paula Marshall-Chapman       Director                                Chief Executive Officer,
                                                                     The Bama Companies, Inc.
                                                                     2745 East 11th Street
                                                                     Tulsa, OK  74104;
                                                                     Director,
                                                                     Public Service Company
                                                                     212 East 6th Street
                                                                     Tulsa, OK  74119



John W. Rex                  President, Chief Operating              Executive Vice President and
                             Officer, Director                       Director, American Fidelity
                                                                     Corporation


Galen P. Robbins, M.D.       Director                                Physician and, prior to 1998,
                                                                     Director,
                                                                     Cardiovascular Clinic
                                                                     3433 N.W. 56th
                                                                     Oklahoma City, OK 73112




John D. Smith                Director                                President, John D. Smith
                                                                     Developments, Inc.
                                                                     3400 Peach Tree Road,
                                                                     Suite 831
                                                                     Atlanta, GA 30326

-------------------

* Principal business address is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106 or, if applicable, the address set forth under "Other Affiliations."


         The officers and directors of Lawrence W. Kelly & Associates, Inc., and the positions they have held since January 1, 1997 or earlier are as follows:



                  Name                                                    Positions with Sub-Adviser and Other Affiliations
                  ----                                                    -------------------------------------------------
         Lawrence W. Kelly                                               Director, Chairman, Chief Executive Officer,
                                                                         Treasurer

         Nicholas J. Welsh                                               Executive Vice President

         H. James Darcey                                                 Executive Vice President

         Maria Alejandra Tescher                                         Executive Vice President - Senior
                                                                         Trader & Operations Manager

         Catherin M. Oaks                                                Vice President-Operations and
                                                                         Compliance (1997-present); Registered
                                                                         Sales Assistant, Morgan Stanley
                                                                         Dean Witter (1996-1997);

         Janice M. Kelly                                                 Director, Secretary

         Todd Investment Advisors, Inc. is managed by the following persons, who have held the positions indicated since January 1, 1997 or earlier:




         Name                                                            Positions with Sub-Adviser and Other Affiliations
         ----                                                            -------------------------------------------------
         Bosworth M. Todd                                                Chairman; Director, First Capital Bank of
                                                                         Kentucky, Louisville, KY (1996-
                                                                         present); Director of SAMC*

         Robert P. Bordogna                                              President and Chief Executive Officer;
                                                                         Director of SAMC*

         George Herbert Walker, III                                      Chairman of SFC and SAMC*

         Richard A. Loebig                                               Executive Vice President

         Gayle S. Dorsey                                                 Executive Vice President (1997-
                                                                         present); Vice President,
                                                                         J.J.B. Hilliard, W.L. Lyons, Inc.,
                                                                         Louisville, KY (1976-1997)

         Sam C. Ellington                                                Vice President

         Curtiss M. Scott, Jr.                                           Vice President

         Margaret C. Bell                                                Vice President of Marketing

         C. Kevin Blair                                                  Vice President, Business Development
                                                                         (1997-present); Vice President, PNC Bank,
                                                                         Kentucky, Louisville, KY (1992-1997)



         *Stifel Asset Management Corp ("SAMC") is the immediate parent of Todd Investment. Stifel Financial Corporation ("SFC") is the parent of SAMC.

ITEM 27 -- PRINCIPAL UNDERWRITERS


         (a) American Fidelity Securities, Inc. ("AFS"), a wholly-owned subsidiary of the Company, is the sole underwriter for the Fund. AFS is also the underwriter for American Fidelity Separate Account A and American Fidelity Separate Account B.

         (b) AFS director and officer information is as follows:

Name and Principal                Positions and Offices                              Positions and
 Business Address                   with Underwriter                               Offices with Fund
------------------                ---------------------                            -----------------

David R. Carpenter                Director, Chairman, President,                   None
P. O. Box 25523                   Chief Executive Officer,
Oklahoma City, OK  73125          Treasurer, Chief Financial
                                  Officer and Registered Limited
                                  Principal

Marvin R. Ewy                     Director, Vice President,                        None
P. O. Box 25523                   Secretary, Chief Compliance
Oklahoma City, OK  73125          Officer and Registered
                                  Limited Principal

Nancy K. Steeber                  Director, Vice President,                        None
P. O. Box 25523                   Operations Officer and
Oklahoma City, OK  73125          Registered Limited Principal



         (c)      AFS receives no compensation for the sale of Fund shares.

ITEM 28 -- LOCATION OF ACCOUNTS AND RECORDS

         All records relating to the Fund required by Section 31(a) of the 1940 Act are kept by the Fund or its custodian at the following addresses:


                   American Fidelity Dual Strategy Fund, Inc.
                            2000 N. Classen Boulevard
                          Oklahoma City, Oklahoma 73106
                                       or
                                InvesTrust, N.A.
                           6301 N. Western, Suite 210
                          Oklahoma City, Oklahoma 73118


ITEM 29 -- MANAGEMENT SERVICES

         Not applicable

ITEM 30 -- UNDERTAKINGS


         Not applicable

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Post-Effective Amendment No. 2 to Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Oklahoma City, and State of Oklahoma on the 18th day of February, 1999.



                             AMERICAN FIDELITY DUAL STRATEGY FUND, INC.



                             By /s/ John W. Rex
                                ------------------------------------------------
                                John W. Rex, Chairman of the Board and President




         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to Registration Statement has been signed below by the following persons in the capacities indicated on February 18, 1999.





/s/ John W. Rex                                       /s/ Gregory M. Love
-----------------------------------------------       -----------------------------------------------
John W. Rex, Chairman of the Board,                   Gregory M. Love, Director
 President and Treasurer



/s/ Daniel D. Adams, Jr.                              /s/ J. Dean Robertson
-----------------------------------------------       -----------------------------------------------
Daniel D. Adams, Jr., Director and Secretary          J. Dean Robertson, Director



/s/ Jean G. Gumerson                                  /s/ G. Rainey Williams, Jr.
-----------------------------------------------       -----------------------------------------------
Jean G. Gumerson, Director                            G. Rainey Williams, Jr., Director



/s/ Edward C. Joullian, III
-----------------------------------------------
Edward C. Joullian, III, Director

                              INDEX TO EXHIBITS



EXHIBIT
NUMBER                          DESCRIPTION
------                          -----------
 g.1                            Schedule of remuneration for Corporate
                                Custodial Agreement